Exhibit 10.1

EXECUTION COPY

SECOND OMNIBUS AMENDMENT AGREEMENT

Among

MINERA SAN CRISTÓBAL, S.A.,

as Borrower

APEX SILVER MINES LIMITED,

APEX SILVER MINES SWEDEN AB,

APEX LUXEMBOURG S.A. R.L.,

APEX SILVER FINANCE LTD.,

APEX METALS MARKETING GmbH,

SUMITOMO CORPORATION,

SC MINERALS AKTIEBOLAG,

COMERCIAL METALES BLANCOS AB,

BNP PARIBAS,

as Administrative Agent

BARCLAYS CAPITAL,

as Technical Agent

CORPORACIÓN ANDINA DE FOMENTO,

as a Senior Lender

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent and Securities Intermediary,

THE SENIOR LENDERS PARTY HERETO

and

THE HEDGE BANKS PARTY HERETO

Dated as of September 4, 2007

i

APPENDIX A-1, A-2	-	Form of Sumitomo Hedge Guarantee
APPENDIX B-1, B-2		Form of Cash Collateral Agreement
APPENDIX C		Content of Bolivia Opinion
APPENDIX D	-	Content of Cayman Opinion
APPENDIX E-1, E-2	-	Content of Japan and New York Opinions (re Sumitomo)
APPENDIX F	-	Content of New York Opinion

EXHIBIT 1	-	Request Letter with 2007 Updated Construction Budget,
Operating Plan and Financial Model
EXHIBIT 2	-	Minimum Insurance Requirements Changes

ii

This SECOND OMNIBUS AMENDMENT AGREEMENT (this “Agreement”), dated as of September 4, 2007, is entered into among MINERA SAN CRISTÓBAL, S.A., a sociedad anónima organized under the laws of Bolivia (the “Borrower”), APEX SILVER MINES LIMITED, an exempted company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands (“ASM”),  APEX SILVER MINES SWEDEN AB, a privat aktiebolag organized under the laws of Sweden (“Apex Sweden”), APEX LUXEMBOURG S.A. R.L., a société à responsabilité limitée organized under the laws of Luxembourg (“Apex Luxembourg”), APEX SILVER FINANCE LTD., an exempted company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands (“Apex Silver Finance”), APEX METALS MARKETING GmbH, a company with limited liability organized under the laws of Switzerland (“Apex Metals Marketing”), SUMITOMO CORPORATION, a corporation organized under the laws of Japan (“Sumitomo”), SC MINERALS AKTIEBOLAG, a privat aktiebolag organized under the laws of Sweden (“SC Minerals Sweden”), COMERCIAL METALES BLANCOS AB, a privat aktiebolag organized under the laws of Sweden (“Comercial Metales Blancos”), BNP PARIBAS, a banking institution organized under the laws of France, as Administrative Agent for the Secured Parties (the “Administrative Agent”), BARCLAYS CAPITAL, a division of Barclays Bank PLC, a public limited company organized under the laws of England and Wales, as Technical Agent (the “Technical Agent”), CORPORACIÓN ANDINA DE FOMENTO, a multilateral institution organized and existing pursuant to its Constitutive Agreement signed in Bogotá, Colombia on February 7, 1968, as a Senior Lender, JPMORGAN CHASE BANK, N.A., a national banking corporation as Collateral Agent (the “Collateral Agent”) and as Securities Intermediary (the “Securities Intermediary”), the SENIOR LENDERS party hereto and the HEDGE BANKS party hereto.

RECITALS

WHEREAS, the Borrower, Apex Sweden, Apex Metals Marketing, Apex Luxembourg, Apex Silver Finance, SC Minerals Sweden, Comercial Metales Blancos, the Administrative Agent, the Technical Agent, Corporación Andina de Fomento, the Collateral Agent, the Securities Intermediary, the Senior Lenders party thereto and the Hedge Banks party thereto are parties to the Common Security Agreement, dated as of December 1, 2005 (as amended and supplemented from time to time, the “Common Security Agreement”);

WHEREAS, pursuant to the Common Security Agreement and the other Transaction Documents, the Borrower and the other parties thereto agreed, among other things, to the terms and conditions for the financing of the Project;

WHEREAS, pursuant to the letters dated June 22, 2007 from the Borrower to the Technical Agent and the Administrative Agent (the “Request Letter”), annexed hereto as Exhibit 1, the Borrower has requested from the Secured Parties approval to (a) allow the Borrower to enter into certain additional hedge agreements; (b) allow ASM and Sumitomo to grant certain collateral to the Hedge Banks; (c) change the amortization schedules of the Senior Loans; (d) increase the amount of Cash Sweep Prepayments; (e) use an updated Operating Plan that is different from the Initial Operating Plan as contemplated by Section 8.14 of the Common Security Agreement; and (f) change the price deck contained in the Financial Model, and to make certain other changes to certain Transaction Documents;

WHEREAS, the Secured Parties are willing to approve such transactions and changes upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                             Defined Terms.  Except as otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given thereto in the Common Security Agreement (including Appendix A thereto).  As used in this Agreement, the following terms have the meanings specified below:

“Additional Permitted Hedge Transactions” means the put options acquired by the Borrower pursuant to Section 5.01(c)(i).

“Amendment Documents” means each of this Agreement, the Sumitomo Hedge Guarantees and the ASM Cash Collateral Agreements.

“Amendment Effective Date” has the meaning given to that term in Section 5.01.

“ASM Cash Collateral Agreements” means the Cash Collateral Agreement between ASM and BNP Paribas entered into pursuant to Section 5.01(b)(ii) and the Cash Collateral Agreement between ASM and Barclays Bank PLC entered into pursuant to Section 5.01(b)(ii).

“Sumitomo Hedge Guarantees” means each of the Sumitomo Hedge Guarantees between Sumitomo and a Hedge Bank entered into pursuant to Section 5.01(b)(i).

Section 1.02.                             Interpretation.  The rules of interpretation set forth in clauses (a) to (j) of Section 1.02 of the Common Security Agreement shall apply, with necessary changes, to this Agreement as if set forth in full in this Section 1.02.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Each of the Borrower, ASM, Apex Sweden, Apex Luxembourg, Apex Silver Finance, Apex Metals Marketing, Sumitomo, SC Minerals Sweden and Comercial Metales Blancos represents and warrants to the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties that:

Section 2.01.                             Organization.  It (a) is organized and validly existing and in good standing under the law of the jurisdiction of its incorporation; (b) has all requisite organizational power and authority under the law of the jurisdiction of its formation to own its property and to carry on its business; and (c) is duly qualified to do business in and is in good standing in all other jurisdictions where necessary in light of the business it conducts and the property it owns and intends to conduct and own and in light of the transactions contemplated by this Agreement and the other Amendment Documents and Transaction Documents to which it is a party, except where the failure to qualify could not reasonably be expected to have a Material Adverse Effect.

Section 2.02.                             Authority.  It has all requisite organizational power and authority to enter into each Amendment Document to which it is a party and to incur and perform its obligations provided for herein and therein and to grant the Secured Parties the security interests and Liens described in the Security Documents to which it is a party.

Section 2.03.                             Binding Agreements; Proper Legal Form.

(a)                                  Each Amendment Document to which it is a party which has been executed and delivered by it on or prior to the date hereof, has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)                                 Each Amendment Document to which it is a party is in proper legal form under the law of the jurisdiction of its incorporation for the enforcement thereof against it under such law, and if this Agreement were stated to be governed by such law, it would constitute the legal, valid and binding obligation of it under such law, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in the jurisdiction of its incorporation, it is not necessary that this Agreement or any other document be filed or recorded with any court or other authority in such jurisdiction or that any stamp or similar tax be paid in such jurisdiction on or in respect of this Agreement, except as specifically provided in the legal opinions delivered in satisfaction of the conditions precedent referred to in clause (f) of Section 5.01.  The laws of the jurisdiction of its incorporation do not provide for or require any filing, recording or registration of a security interest in any of the Pledged Collateral as a condition of obtaining priority over a creditor that has acquired a Lien thereon or over a receiver in bankruptcy.

Section 2.04.                             Consents and Approvals.  All Authorizations and Government Approvals which are necessary for (i) the execution and delivery by it of this Agreement and the other Amendment Documents to which it is a party and (ii) the performance of its obligations hereunder and thereunder have been obtained and are in full force and effect, and no other action by, and no notice to or filing with, any Governmental Authority or other Person is required for such execution, delivery or performance or enforceability, except as specifically provided in the legal opinions delivered in satisfaction of the conditions precedent referred to in clause (f) of Section 5.01; and all fees and taxes required for the legality or enforceability of such documents have been paid.

Section 2.05.                             No Conflicts.  The execution, delivery and performance by it of each of the Amendment Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not (i) violate any provision of its Organizational Documents, any Authorization, any Government Rule or any Government Approval applicable to it; (ii) conflict with, result in a breach of or constitute a default under any indenture or loan or credit agreement to which it is a party or by which it or its property may be bound or affected in any material respect; or (iii) result in, or create any Lien (other than Liens specifically permitted under the Financing Documents or the Amendment Documents) upon or with respect to any of the properties now owned or hereafter acquired by it.

ARTICLE III

SECURED PARTY CONSENTS AND APPROVALS

Section 3.01.                             Consents and Approvals.  Subject to the satisfaction on or prior to the date 45 days after the date of this Agreement of each of the conditions precedent specified in Section 5.01 below, but effective as of the Amendment Effective Date:

(a)                                  2007 Updated Budget, Plan and Financial Model.  The Secured Parties and Technical Agent (i) approve the 2007 Updated Construction Budget, the 2007 Updated Operating Plan and the 2007 Updated Financial Model submitted with the Request Letter, annexed hereto in Exhibit 1, and (ii) for all purposes contemplated in Section 8.14(a)(i)(B) of the Common Security Agreement, approve the revised assumptions with respect to the prices of Metals as are set out in the Request Letter.

(b)                                 Amendments.  The Secured Parties consent to the amendments set forth in Article IV.

(c)                                  Insurance.  The Secured Parties consent to the changes to the Schedule of Minimum Insurance Requirements annexed hereto as Exhibit 2.

Section 3.02.                             Put Options.  Subject only to execution of this Agreement by the parties named on signature pages hereof, the Secured Parties consent (effective as of the date hereof ) to the purchase by the Borrower of the put options described in Section 5.01(c)(i) of this Agreement provided that an amount equal to the full purchase price of such options has been substantially contemporaneously paid to the Borrower by the Sponsors.

ARTICLE IV

AMENDMENTS

Section 4.01.                             Common Security Agreement.  The provisions of the Common Security Agreement shall be amended, effective as provided in Article III above, as follows:

(a)                                  Section 3.02(g) shall be amended to read as follows:

“(g)                           Mandatory Metals Hedge Transactions.  As security for the Secured Debt Obligations, the Borrower hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all right, title and interest which the Borrower has or which shall hereafter arise in and to the Mandatory Metals Hedge Agreements and all of the Mandatory Metals Hedge Transactions outstanding thereunder at any time and all claims resulting from any failure or performance or compliance with any of the provisions of any of the Mandatory Metals Hedge Agreements, together with full power and authority to enforce each Mandatory Metals Hedge Agreement to which the Borrower is a party against the counterparties thereto.  Concurrently with or promptly after entering into a Mandatory Metals Hedge Agreement and any Mandatory Metals Hedge Transaction, the Borrower shall give or cause to be given written notice to the counterparties thereto of the security interest therein granted hereby.”;

(b)                                 Section 8.23 shall be amended by adding the words “other than the Additional Permitted Hedge Transactions” after the word “Instruments”;

(c)                                  Section 9.02(a)(i) shall be amended by replacing the percentage “35%” with the percentage “45%”;

(d)                                 Section 10.04(b) shall be amended to read as follows:

“(b)                           SECOND, to the payment of the whole amount outstanding of Secured Debt Obligations (whether accelerated or otherwise); and in the event such moneys shall not be sufficient to pay in full the whole amount so due and unpaid, then to make payments first on a pro rata basis to each Person entitled to receive such payments based on (a) in the case of payments to Senior Lenders, the proportion that the outstanding Senior Loan Obligations bears to sum of (i) the Senior Loan Obligations and (ii) the Adjusted Guaranteed Apex Silver Finance Obligations (provided that in such case any Person may apply funds received by it to Senior

Loan Obligations held by it in any order it chooses) and (b) in the case of payments to Hedge Banks, the proportion that the Adjusted Guaranteed Apex Silver Finance Obligations bears to such sum, and second, after the Senior Loan Obligations are paid in full, on a pro rata basis to each Person entitled to receive such payments based on such Person’s pro rata share of any Secured Debt Obligations remaining outstanding after the application in clause first of this paragraph SECOND;”;

(e)                                  Section 14.08(a)(vii) shall be amended to read as follows:

“(vii)                     any payment made to a Hedge Bank in respect of Mandatory Metals Hedge Transactions where such payment is (A) effected by such Hedge Bank netting amounts payable by such Hedge Bank under Mandatory Metals Hedge Transactions against amounts payable to such Hedge Bank in respect of Mandatory Metals Hedge Transactions (whether in the ordinary course or upon the occurrence of an “Early Termination Date” with respect thereto) or (B) an Additional Collateral Payment; and”;

(f)                                    Section 14.09 shall be amended to read as follows:

“14.09  No Separate Security.  Each Secured Party that is a party to this Agreement (for itself and any Person claiming through it):  (a) agrees that, except as otherwise provided herein, all Collateral (other than Additional Hedge Collateral) is for the joint benefit of all the Secured Parties (subject to the priority among the Secured Parties set out herein); and (b) represents and warrants to each other Secured Party that, in respect of any Secured Debt Obligations now or hereafter owing to such Secured Party (other than an Agent), it has received no security or guarantees from the Borrower or any Affiliate thereof, other than (i) its interest in the Collateral as provided in the Security Documents, if any, (ii) in the case of the Hedge Banks, the Additional Hedge Collateral or (iii) as otherwise provided pursuant to the Financing Documents.  In furtherance of the foregoing, if any Secured Party (other  than an Agent) shall receive or be entitled to demand or otherwise call upon any guaranty, security or other assurance of payment which is not described in clause (i), (ii) or (iii) of the preceding sentence in respect of the Secured Debt Obligations owed to such Secured Party, such Secured Party shall receive any proceeds thereof in trust for all the Secured Parties (to be shared promptly and ratably (subject to the priority provisions among the Secured Parties established herein) with the other Secured Parties) and shall exercise its rights to demand or call upon such guaranty, security or other assurance of payment as directed by the Majority Secured Parties.”;

(g)                                 the definition of “Financing Documents” in Appendix A thereto shall be amended to read: “means the Security Documents, the Completion Agreement, the Transfer Restrictions Agreement, the Hedge Guaranty, each Senior Loan Agreement, each Note, each PRI Policy, the Fee Letters, each of the Sumitomo Documents, each Reorganization Document and each Amendment Document.”;

(h)                                 “the definition of “Hedge Guaranty” in Appendix A thereto shall be amended by replacing “Apex Metals” with “Apex Silver Finance”;

(i)                                     the definition of “Mandatory Metals Hedge Agreements” in Appendix A thereto shall be amended to read: “means the ISDA Master Agreement, schedule, credit support annex and confirmations executed by a Hedge Bank and Apex Silver Finance, and the ISDA Master Agreement, schedule and confirmations executed and delivered by the Borrower and the hedge provider counterparty thereto with respect to the Additional Permitted Hedge Transactions, in each case under which such Persons execute Mandatory Metals Hedge Transactions.”;

(j)                                     the definition of “Mandatory Metals Hedge Transactions” in Appendix A thereto shall be amended by inserting the words”, any Additional Permitted Hedge Transactions” after the words “IDD Mandatory Metals Hedge Transactions”;

(k)                                  the definition of “Project Funds” in Appendix A thereto shall be amended by inserting the words “or the Borrower” after the words “Apex Silver Finance” in clause (i) of such definition;

(l)                                     the definition of “Security Documents” in Appendix A thereto shall be amended to read: “means this Agreement, the Cross-Guarantee and Security Agreement, Counterparty’s Consent, AM Counterparty’s Consent, the Sponsor Pledge Agreement, the ASC Bolivia Pledge Agreement, the Swiss Pledge Agreement, the Chilean Conditional Assignment and each other security agreement, document, assignment, mortgage, charge, pledge, fiduciary assignment, power of attorney, sub-powers of attorney, and other documents signed or filed (or to be signed and filed) by the Borrower, Apex Sweden, Apex Metals Marketing, Apex Silver Finance, ASC Bolivia, the Sponsor or Apex Luxembourg or any other Person in order or purporting to create, preserve, continue, perfect or validate any security interest in any property of any such Person required or contemplated by this Agreement, the Omnibus Amendment Agreement or the Second Omnibus Amendment Agreement; provided that the Sumitomo Hedge Guarantees and the ASM Cash Collateral Agreements shall not be Security Documents.”;

(m)                               the following additional defined terms shall be inserted in Appendix A thereto:

“Additional Collateral Payment” means any payment made to a Hedge Bank under an ASM Cash Collateral Agreement or a Sumitomo Hedge Guarantee.”

“Additional Hedge Collateral” means on any date (i) the then-remaining amount of unapplied and unreleased cash collateral provided by

ASM pursuant to the ASM Cash Collateral Agreements and (ii) the then-remaining effective principal amount of the guarantees provided by Sumitomo under the Sumitomo Hedge Guarantees.

“Additional Permitted Hedge Transactions” has the meaning assigned to such term in the Second Omnibus Amendment Agreement.

“Adjusted Guaranteed Apex Silver Finance Obligations” means, with respect to any Hedge Bank on any date of determination, (i) if any Senior Loan Obligations are outstanding on such date, the Guaranteed Apex Silver Finance Obligations owed to such Hedge Bank on such date minus the amount of such Hedge Bank’s share of the Additional Hedge Collateral on such date or (ii) if no Senior Loan Obligations are outstanding on such date, the Guaranteed Apex Silver Finance Obligations owed to such Hedge Bank on such date.

“Amendment Documents” has the meaning assigned to such term in the Second Omnibus Amendment Agreement.

“ASM Cash Collateral Agreements” has the meaning assigned to such term in the Second Omnibus Amendment Agreement.

“Reorganization Documents” has the meaning assigned to such term in the Omnibus Amendment Agreement.

 “Second Omnibus Amendment Agreement” means the Second Omnibus Amendment Agreement dated as of September 4, 2007 among the parties hereto.

“Sumitomo Hedge Guarantees” has the meaning assigned to such term in the Second Omnibus Amendment Agreement.

Section 4.02.                             Commercial Bank Senior Loan Agreement.  The provisions of the Commercial Bank Senior Loan Agreement shall be amended by replacing the amortization schedule in Exhibit B thereto with the following amortization schedule:

Principal Repayment Date (Quarterly Date falling in the specified months)	% of Original Principal Amount to be Repaid
December 2008	14.50%
June 2009	19.50%
December 2009	17.50%
June 2010	13.00%
December 2010	10.00%
June 2011	8.50%
December 2011	7.00%
June 2012	6.50%
December 2012	3.50%

Section 4.03.                             CAF Senior Loan Agreement.  The provisions of the CAF Senior Loan Agreement  shall be amended by replacing the amortization schedule in Exhibit B thereto with the following amortization schedule:

Principal Repayment Date (Quarterly Date falling in the specified months)	% of Original Principal Amount to be Repaid
December 2008	14.50%
June 2009	19.50%
December 2009	17.50%
June 2010	13.00%
December 2010	10.00%
June 2011	8.50%
December 2011	7.00%
June 2012	6.50%
December 2012	3.50%

Section 4.04.                             Sumitomo Pledge and Guarantee Agreement.  The provisions of the Sumitomo Pledge and Guarantee Agreement shall be amended as follows:

(a)                                  Section 6.01(a) shall be amended by inserting the words “or the Sumitomo Hedge Guarantees” after the word “Agreement”;

(b)                                 Section 6.01(c)(ii) shall be amended by inserting the words “or the Sumitomo Hedge Guarantees” after the words “this Agreement” in the first line thereof; and

(c)                                  Section 6.01(f) shall be amended by adding the words “, the Sumitomo Hedge Guarantees” after each occurrence of the words “Sumitomo Transfer Restrictions Agreement”.

Section 4.05.                             Sponsor Pledge Agreement.  The provisions of the Sponsor Pledge Agreement shall be amended as follows:

(a)                                  clause (c) of the definition of Sponsor Permitted Liens shall be amended by adding at the end thereof the following:

“, and Liens on cash collateral pledged to the Hedge Banks pursuant to the ASM Cash Collateral Agreements”; and

(b)                                 Section 4.12(a) shall be amended by inserting the words “or the Additional Permitted Hedge Transactions” after the words “Hedge Guaranty” in clause (i) thereof.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01.                             Conditions Precedent.  The provisions of Articles III and IV of this Agreement shall become effective on the date on which all of the following conditions precedent have been satisfied in form and substance acceptable to (or shall have been waived by) each Secured Party (the “Amendment Effective Date”), provided that such conditions are satisfied or waived on or prior to the date 45 days after the date of this Agreement:

(a)                                  Authorizations.  The Administrative Agent and the Collateral Agent shall have received (i) certified copies of Authorizations with respect to ASM, Apex Luxembourg, Apex Sweden, Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden, Comercial Metales Blancos and the Borrower given to authorize the execution, delivery and performance by it of each Amendment Document to which it is a party, and (ii) a certificate of an Authorized Officer of Sumitomo certifying Sumitomo has duly approved and ratified pursuant to its internal regulations the execution, delivery and performance by it of each Amendment Document to which it is a party.

(b)                                 Ancillary Agreements.

(i)             Sumitomo shall have executed and delivered to the Hedge Banks the Sumitomo Hedge Guarantees substantially in the forms of Appendix A-1 and Appendix A-2 hereto; and

(ii)          ASM shall have executed and delivered to the Hedge Banks the ASM Cash Collateral Agreements substantially in the forms of Appendix B-1 and Appendix B-2 hereto;

(c)                                  Additional Permitted Hedge Transactions.  The Administrative Agent shall have received evidence satisfactory to it that the Borrower has:

(i)             acquired put options in sufficient amounts so that the projected Historical Debt Service Coverage Ratio as reflected in the 2007 Updated Financial Model will be a minimum of 1.7x for each future principal repayment date;

(ii)          acquired such options either from the Hedge Banks, from a Senior Lender, or from any other Person having a credit rating in respect of its long term unsecured and un-credit enhanced Dollar-denominated indebtedness of at least A from Standard & Poor’s and A2 from Moody’s Investor Service;

(iii)       pledged and assigned such options to the Collateral Agent for the benefit of the Secured Parties and obtained appropriate consents and agreements by the counterparties to such options to pay amounts due under such options directly to the Collateral Agent; and

(iv)      fully paid for such options and received an amount equal to the full price of such options from the Sponsors on or prior to the date of the Borrower’s purchase of such options.

(d)                                 Consent of PRI Insurers.  The Administrative Agent shall have received from or on behalf of the PRI Insurers a consent to this Second Omnibus Amendment Agreement and the relevant transactions contemplated hereby, in form and substance acceptable to the Administrative Agent.

(e)                                  Payment of Fees.  The Borrower shall have paid (i) to the Administrative Agent, for the benefit of the Senior Lenders and the Mandated Lead Arrangers, the amendment fees agreed in the fee letters dated as of the date hereof from the Administrative Agent to the Borrower and (ii) to the Administrative Agent and the Collateral Agent, all invoiced fees and expenses (including reasonable fees and disbursements of counsel to the Administrative Agent and the Collateral Agent) in respect of the transactions contemplated by this Agreement.

(f)                                    Legal Opinions.  The Administrative Agent and the Collateral Agent shall have received the following legal opinions dated as of the Amendment Effective Date, in form and content satisfactory to them, and addressed to the Administrative Agent, the Collateral Agent, each Senior Lender and each Hedge Bank:

(i)             The opinion of Quintanilla and Soria Abogados, Bolivian counsel to the Borrower, covering the matters specified in Appendix C hereto.

(ii)          The opinion of Walkers, special Cayman Islands counsel to ASM, covering the matters specified in Appendix D hereto;

(iii)       The opinions of Ito & Mitomi, special Japanese counsel to Sumitomo, covering the matters specified in Appendix E-1 hereto, and of Morrison & Foerster LLP, special counsel to Sumitomo, covering the matters specified in Appendix E-2 hereto; and

(iv)      The opinion of Davis Graham & Stubbs LLP, special New York counsel to the Borrower, covering the matters specified in Appendix F hereto.

(g)                                 Hedge Cash Collateral. The Hedge Banks shall have advised the Administrative Agent that ASM has deposited all cash collateral amounts required to be deposited under the ASM Cash Collateral Agreements.

ARTICLE VI

MISCELLANEOUS

Section 6.01.                             Expenses. The Borrower shall pay any and all out-of-pocket expenses, fees, charges, disbursements and any other costs incurred by the each Agent, each Senior Lender, each Hedge Bank (including the reasonable fees of counsel to the Administrative Agent and to the Collateral Agent) in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated hereby, which costs shall be paid in full in cash promptly upon demand in accordance with Section 15.14 of the Common Security Agreement.

Section 6.02.                             Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.03.                             Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 6.04.                             Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.05.                             Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 6.06.                             Waivers; Amendment. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified without the consent of each of the parties hereto.

Section 6.07.                             Limited Agreement. The amendments, waivers and consents set forth in this Agreement are limited in effect, shall apply only as expressly set forth herein and shall not constitute or be deemed to be an amendment or waiver of any other provision of, or a consent to any action limited by, any Financing Document, each of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 6.08.                             Authorizations. Each of the Senior Lenders and Hedge Banks hereby authorizes the Administrative Agent, the Collateral Agent and the Technical Agent to execute and deliver this Agreement and each of the agreements in the forms attached hereto to which they are required to be a party.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Omnibus Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MINERA SAN CRISTÓBAL, S.A.
By:	/s/ Gerald Malys
Name: Gerald Malys
Title: Director

APEX SILVER MINES LIMITED

By:	/s/ Gerald Malys
Name: Gerald Malys
Title: Senior Vice President

APEX SILVER MINES SWEDEN AB

By:	/s/ Donald Ratcliff
Name: Donald Ratcliff
Title: Director

APEX LUXEMBOURG S.A. R.L.

By:	/s/ Donald Ratcliff
Name: Donald Ratcliff
Title: Manager

APEX SILVER FINANCE LTD.

By:	/s/ Donald Ratcliff
Name: Donald Ratcliff
Title: Vice President

2

APEX METALS MARKETING GmbH

By:	/s/ Donald Ratcliff
Name: Donald Ratcliff
Title: Managing Officer

SUMITOMO CORPORATION

By:	/s/ Mitsuhiko Yamada
Name: Mitsuhiko Yamada
Title: Executive Officer and General Manager

SC MINERALS AKTIEBOLAG

By:	/s/ Mitsuhiko Yamada
Name: Mitsuhiko Yamada
Title: Director and Chairman of the board

COMERCIAL METALES BLANCOS AB

By:	/s/ Akira Takeuchi
Name: Akira Takeuchi
Title: Director and Chairman of the board

3

BNP PARIBAS as Administrative Agent

By:	/s/ Manoj Khatri
Name: Manoj Khatri
Title: Vice President

By:	/s/ Jeffrey Stufsky
Name: Jeffrey Stufsky
Title: Managing Director

BARCLAYS CAPITAL as Technical Agent

By:	/s/ Giles Taylor
Name: Giles Taylor
Title: Director

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ Marina Nuñez
Name: Marina Nuñez
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A.,
as Securities Intermediary

By:	/s/ Marina Nuñez
Name: Marina Nuñez
Title: Assistant Vice President

4

CORPORACIÓN ANDINA DE FOMENTO, as a Senior Lender

By:	/s/ Luis Enrique Berrizbeitia
Name: Luis Enrique Berrizbeitia
Title: Presidente Ejecutivo Enc.

BARCLAYS BANK PLC, as a Senior Lender

By:	/s/ Allan Pouer
Name: Allan Pouer
Title: Director

BNP PARIBAS, as a Senior Lender

By:	/s/ Manoj Khatri
Name: Manoj Khatri
Title: Vice President

By:	/s/ Jeffrey Stufsky
Name: Jeffrey Stufsky
Title: Managing Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Senior Lender

By:	/s/ John W. Wade
Name: John W. Wade
Title: Director

5

KFW, as a Senior Lender

By:	/s/ Josef Bellmann
Name: Josef Bellmann
Title: F.V.P.

By:	/s/ Sylvia Tassabehgi
Name: Sylvia Tassabehgi
Title: S.P.M.

NATIXIS, New York Branch, as a Senior Lender
By:	/s/ Amit Roy
Name: Amit Roy
Title: Director

By:	/s/ Pierre Audrain
Name: Pierre Audrain
Title: Director

CATERPILLAR FINANCIAL SERVICES (UK) LTD., as a Senior Lender
By:	/s/ Douglas Lokken
Name: Douglas Lokken
Title: Managing Director

6

N M ROTHSCHILD & SONS LIMITED, as a Senior Lender

By:	/s/ George Pyper
Name: George Pyper
Title: Director

By:	/s/ Derek McCrone
Name: Derek McCrone
Title: Assistant Director

EXPORT DEVELOPMENT CANADA, as a Senior Lender
By:	/s/ Howard Clysdale
Name: Howard Clysdale
Title: Portfolio Manager

By:	/s/ Janine Dopson
Name: Janine Dopson
Title: Loan Asset Manager

FORTIS CAPITAL CORP., as a Senior Lender

By:	/s/ Kerri L. Fox
Name: Kerri L. Fox
Title: Managing Director

By:	/s/ Jaime Silver
Name: Jaime Silver
Title: Assistant Vice President

7

NORDKAP BANK AG, as a Senior Lender

By:	/s/ Kershli Rotter
Name: Kershli Rotter
Title: VP

By:	/s/ Stefan Geria
Name: Stefan Geria
Title: CIO

FIRSTRAND (IRELAND) PLC, as a Senior Lender

By:	/s/ Stephen Peters
Name: Stephen Peters
Title: Authorised Signatory

By:	/s/ Kevin Deery
Name: Kevin Deery
Title: Authorised Signatory

8

BARCLAYS BANK PLC, as a Hedge Bank

By:	/s/ Allan Pouer
Name: Allan Pouer
Title: Director

BNP PARIBAS, as a Hedge Bank

By:	/s/ Christopher Taylor
Name: Christopher Taylor
Title: Director/Derivatives Credit

By:	/s/ Claude Marcassoli
Name: Claude Marcassoli
Title: Vice President/Derivatives Credit

9